Q2 2021 Financial Results July 26, 2021 Exhibit 99.2

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the macro- and micro-economic impact of the COVID-19 pandemic; the severity and duration of the COVID-19 pandemic; actions taken by governmental authorities to contain the COVID-19 pandemic or treat its impact; the impact of the COVID-19 pandemic on our financial condition, results operations, liquidity and capital resources; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 18 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 17. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc.

ARI Q2 2021 Highlights See footnotes on page 18 Strong Distributable Earnings1,a $0.41 ($0.81 1H’21) Distributable Earnings1 per Diluted Share of Common Stock Durable Balance Sheet $2.0 Billion of Unencumbered Loan Assets3 Robust Originations Activity $825 Million ($1.4 Billion 1H’21) New Mortgage Commitments Closed Well-Covered Dividend 1.2x (1.1x 1H’21) Coverage Ratio for Dividend per Share of Common Stock2 Amount reflects Distributable Earnings, prior to realized losses and impairments on real estate owned, investments, and interest rate swap

Issued $500 million of 4.625% eight-year Senior Secured Notes; used proceeds to unencumber assets and general corporate purposes The transaction was upsized by $100 million from launch and was ARI’s debut offering in the senior secured notes market Ended quarter with $227 million of total liquidity, comprised of $205 million in cash on hand and $22 million of approved and undrawn credit capacity Originations Summary Results See footnotes on page 18 Amount reflects Distributable Earnings, prior to realized losses and impairments on real estate owned, investments, and interest rate swap Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Excludes loans on non-accrual Financial Results Capitalization Loan Portfolio Net interest income of $74 million Net income available to common stockholders of $64 million, or $0.42 per diluted share of common stock Distributable Earnings1,a of $59 million, or $0.41 per diluted share of common stock Declared a common stock dividend of $0.35 per share for Q2 2021, resulting in a 1.2x coverage ratio2 and a 9.0% dividend yield4 Received $262 million of full repayments during the quarter; $437 million year-to-date Total loan portfolio of $7.5 billion with w/a unlevered all-in yield6,b of 5.5% 88% first mortgages 97% floating rate 89% of US floating-rate loans have in-the-money LIBOR floors with a w/a of 1.32%c $2.0 billion3 of unencumbered loan assets Committed $825 million to five new first mortgage loans during the quarter; $1.4 billion year-to-date Q2 gross add-on fundings of $246 million5; $264 million5 year-to-date

Key Highlights $825 million $1.4 billion Commitments to New Mortgage Loans Portfolio Activity Q2 Portfolio Activity 7 ($ in mm) Includes benefit of forward points on currency hedges related to loans denominated in currencies other than USD; Weighted Average Unlevered All-in Yield is based on the applicable benchmark rates as of period and includes accrual of origination, and extension. See footnotes on page 18 1H’21 Portfolio Activity 7 Q2’21 1H’21 100% 100% Floating Rate Mortgages 5.9% 5.6% Weighted Average Unlevered All-in Yielda 62% 65% Weighted Average Loan-to-Value

Book Value per Share8 Roll Forward 1H’21 Quarterly Book Value per Share8 Book Value per Share See footnotes on page 18 9

Capital Structure Overview

Prudent Management of ARI's Balance Sheet Results in Low Leverage and Diverse Capital Sources

Capital Structure Composition

($ in mm)



$3,690 (47%)
Secured Debt Obligations[a]
Term Loan B $789 (10%)
Senior Notes $500 (6%)
$1,289 (16%)
$575 (7%)
Convertible Notes
$169 (2%)
Preferred Stock
$2,166 (28%)
Common Equity Book Value[b]

Conservative Capital Management Strategy

Six Secured Debt Counterparties and One Private Securitization

Borrowings denominated in USD, GBP, EUR, and SEK to reduce currency risk

~67% Weighted Average Advance Rate Across Secured Debt Obligations

2.3x Debt to Equity Ratio[10]

2.3x Fixed Charge Coverage[11]

$2.0 Billion of Unencumbered Loan Assets[3]

a) Weighted average rates: USD L+2.00%; GBP L+2.03%; EUR L+1.43%; SEK L+1.50%

b) Reflects book value per share (excluding General CECL Allowance) of $15.48 multiplied by shares of common stock outstanding

See footnotes on page 18

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Loan Portfolio Overview See footnotes on page 18 Diversified Loan Portfolio Secured by Predominately Institutional Properties in Global Gateway Cities Collateral Diversification Loan Position W/A Unlevered All-in Yield on Loan Portfolio6,a 5.5% W/A Remaining Fully-Extended Term12 2.8 Years W/A Portfolio Risk Rating12 3.1 Number of Loans 68 Carrying Value ~$7.5 billion W/A Portfolio Loan-to-Value12,b 61% 13 Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated; excludes risk-rated 5 loans Other includes: Parking Garages (4%), Mixed Use (3%) Caravan Parks (3%), Multifamily (3%), Multifamily Development (2%), Retail Center (1%), and Urban Predevelopment (1%) c

Loan Portfolio Overview (cont’d) See footnotes on page 18 ($ in mm) a 9, 14 New York City 31% West 7% Midwest 10% Southeast 9% Southwest 2% Northeast 2% Geographic Diversity Note: Map does not show locations where percentages are 1% or lower Italy 2% United Kingdom 22% Spain 4% Germany 7% 8 Other geographies include Southwest (2%), Northeast (2%), Mid-Atlantic (2%), and Other International (<1%) Other property types include: Parking Garages (4%), Caravan Parks (3%), Multifamily (3%), Multifamily Development (2%), Retail Center (1%), and Urban Predevelopment (1%) Sweden 4% b

Q2 Business Update

Portfolio

- $825 million of new loan commitments:
  - Committed $311 million[a] ($283 million[a] funded) of a $519 million floating-rate first mortgage secured by a portfolio of office, industrial warehouse, and retail properties located throughout Germany
  - Committed $283 million ($278 million funded) of a $565 million floating-rate first mortgage secured by a portfolio of parking facilities located in various states across the U.S.
  - Purchased $89 million[a,b] of a $1.4 billion[a] bridge loan secured by 29 logistics distribution centers and 23 supermarket assets located across the U.K.
  - Committed and funded a $81 million floating-rate first mortgage secured by a multifamily property located in Cleveland, OH
  - Committed $61 million ($60 million funded) of a floating-rate first mortgage secured by a luxury hotel located in Fort Lauderdale, FL
- Completed $246[5] million of gross add-on fundings during the quarter ($132 million net of secured credit facility advances)

Summary of Repayments and Sales

- $262 million of full loan repayments:
  - $118[b] million repayment of a floating-rate subordinate loan secured by a residential for-sale inventory property located in Manhattan
  - $81 million repayment of a fixed-rate subordinate loan secured by a residential for-sale construction property located in Los Angeles
  - $64 million repayment of a floating-rate first mortgage secured by a hotel located in Scottsdale
- $39 million in partial loan repayments from a combination of condo sale proceeds and deleveraging

Subsequent Events

- Committed $261 million[a] of a $512 million[a] floating-rate first mortgage to support the acquisition of a portfolio of student accommodation properties located across the U.K.
- Closed a $180 million ($141 million funded) floating-rate first mortgage secured by a portfolio of select-service hotels located across the U.S.
- $198 million repayment of a floating-rate first mortgage secured by an office building located in New York City
- $89 million[a,b] repayment of a bridge loan secured by 29 logistics distribution centers and 23 supermarket assets located across the U.K.

a) Conversion to USD on date of commitment, funding and/or repayment
b) Purchased bridge loan and subsequent repayment are part of same transaction
c) Includes $27.7 million participating interests

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See footnotes on page 18 Senior Loan Portfolio Overview (Page 1 of 2) ($ in mm) 12, 15 Includes £20.0 million ($27.7 million converted to USD) subordinate participating interest a

See footnotes on page 18 Senior Loan Portfolio Overview (Page 2 of 2) ($ in mm) 16 16 16 8 12, 15 Includes portfolio of office, industrial, retail, and other property types a

Subordinate Loan13 Portfolio Overview Loans are secured by the same property. Previously disclosed as one loan. Loan and single-asset, single-borrower CMBS are secured by the same properties. In the form of a single-asset, single-borrower CMBS See footnotes on page 18 c, d a d c a, b ($ in mm) a, b 9,14 12, 15 9

Loan Maturities and Future Fundings Profile See footnotes on page 18 Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity15, 17, 18 ($ in mm) Note: Assumes future financing, in certain cases, against mortgages that are not currently financed Net of expected secured credit facility advances a a

Appendix

(in thousands - except share data) June 30, 2021 December 31, 2020 f Assets: Cash and cash equivalents $204,581 $325,498 Commercial mortgage loans, net a,b 6,653,197 5,451,084 Subordinate loans and other lending assets, net b 866,908 1,045,893 Real estate owned, net (Net of $452 accumulated depreciation in 2021) 153,848 — Other assets 75,830 74,640 Real estate owned, held for sale, net — 42,905 Total Assets $7,954,364 $6,940,020 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net (net of deferred financing costs of $9,753 and $12,993 in 2021 and 2020, respectively) $3,679,906 $3,436,672 Senior secured term loans, net (net of deferred financing costs of $10,098 and $7,130 in 2021 and 2020, respectively) 774,569 483,465 Senior secured notes, net (net of deferred financing costs of $6,306 and $0 in 2021 and 2020, respectively) 493,694 — Convertible senior notes, net 567,785 565,654 Accounts payable, accrued expenses and other liabilities c 84,186 74,887 Participations sold 27,662 34,974 Debt related to real estate owned, held for sale — 33,000 Derivative liabilities, net 22,514 31,241 Payable to related party 9,440 9,598 Total Liabilities $5,659,756 $4,669,491 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized: Series B preferred stock, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) $68 $68 Common stock, $0.01 par value, 450,000,000 shares authorized, 139,884,060 and 139,295,867 shares issued and outstanding in 2021 and 2020, respectively 1,399 1,393 Additional paid-in-capital 2,712,212 2,707,792 Accumulated deficit (419,071) (438,724) Total Stockholders’ Equity $2,294,608 $2,270,529 Total Liabilities and Stockholders’ Equity $7,954,364 $6,940,020 Consolidated Balance Sheets a) Includes $5,489,059 and $5,418,999 pledged as collateral under secured debt arrangements in 2021 and 2020, respectively b) Net of $183,199 and $213,102 CECL Allowances in 2021 and 2020, respectively, comprised of $145,000 and $175,000 Specific CECL allowance and $38,199 and $38,102 General CECL Allowance, respectively. c) Includes $2,444 and $3,365 of General CECL Allowance related to unfunded commitments on commercial mortgage loans, subordinate loans and other lending assets, net in 2021 and 2020, respectively

(in thousands - except share and per share data) Three Months Ended June 30, Six Months Ended June 30, 2021 2020 2021 2020 Net interest income: Interest income from commercial mortgage loans $82,447 $75,641 $157,803 $157,496 Interest income from subordinate loans and other lending assets 31,775 32,616 63,234 66,634 Interest expense (39,737) (37,498) (75,401) (78,703) Net interest income $74,485 $70,759 $145,636 $145,427 Revenue from real estate owned operations $1,374 — $1,374 — Total net revenue $75,859 $70,759 $147,010 $145,427 Operating expenses: General and administrative expenses (includes equity-based compensation of $4,357 and $8,744 in 2021 and $4,252 and $8,515 in 2020, respectively) (6,734) (6,425) (13,674) (12,956) Management fees to related party (9,440) (9,957) (18,804) (20,225) Operating expenses related to real estate owned (1,994) — (1,994) — Depreciation and amortization on real estate owned (452) — (452) — Total operating expenses ($18,620 ) ($16,382 ) ($34,924 ) ($33,181 ) Other income 17 591 109 1,351 Realized loss on investments (20,000) (16,405) (20,000) (16,405) Reversal of (provision for) loan losses, net a 29,586 25,169 30,824 (158,296) Realized losses and impairments on real estate owned — — (550) — Foreign currency translation gain (loss) 4,054 2,559 (3,395) (35,390) Gain (loss) on foreign currency forward contracts (includes unrealized gains(losses) of ($2,021) and $8,481 in 2021 and ($9,004) and $53,432 in 2020, respectively) (3,094) (2,995) 6,706 67,496 Gain (loss) on interest rate hedging instruments (111) (3,095) 246 (38,643) Net income (loss) $67,691 $60,201 $126,026 ($67,641 ) Preferred dividends (3,385) (3,385) (6,770) (6,770) Net income (loss) available to common stockholders $64,306 $56,816 $119,256 ($74,411 ) Net income (loss) per basic share of common stock $0.45 $0.37 $0.84 ($0.50 ) Net income (loss) per diluted share of common stock $0.42 $0.36 $0.79 ($0.50 ) Basic weighted-average shares of common stock outstanding 139,884,060 151,523,513 139,845,178 152,735,852 Diluted weighted-average shares of common stock outstanding 170,832,186 182,083,702 170,812,544 152,735,852 Dividend declared per share of common stock $0.35 $0.35 $0.70 $0.75 Consolidated Statements of Operations Comprised of $30,000, $30,000, $9,500, and ($140,500) Specific CECL Reversals (Allowance) for the three and six months ended June 30, 2021 and 2020, respectively, and ($414), $824, $15,669 and ($17,796) of General CECL Reversals (Allowance) for the three and six months ended June 30, 2021 and 2020, respectively

Reconciliation of GAAP Net Income to Distributable Earnings[1]

(in thousands - except share and per share data)	Three Months Ended June 30,		Six Months Ended June 30,	
Distributable Earnings[1]:	**2021**	**2020**	**2021**	**2020**
Net income (loss) available to common stockholders:	**$64,306**	**$56,816**	**$119,256**	**($74,411)**
Adjustments:				
Equity-based compensation expense	4,357	4,252	8,744	8,515
Unrealized loss on interest rate swap	—	(50,018)	—	(14,470)
(Gain) Loss on foreign currency forwards	3,094	2,995	(6,706)	(67,496)
Foreign currency (gain) loss, net	(4,054)	(2,559)	3,395	35,390
Unrealized (gain) loss on interest rate cap	111	(738)	(246)	(738)
Realized gains (losses) relating to interest income on foreign currency hedges, net	(719)	1,088	(1,339)	1,344
Realized gains relating to forward points on foreign currency hedges, net	6	1,318	12	3,489
Amortization of the convertible senior notes related to equity reclassification	812	765	1,612	1,519
Depreciation and amortization, on real estate owned	452	—	452	—
Provision for (reversal of) loan losses and impairments	(29,586)	(25,169)	(30,824)	158,296
Realized losses and impairments on real estate owned and investments	20,000	16,405	20,550	16,405
Realized loss on interest rate swap	—	53,851	—	53,851
Total adjustments	**(5,527)**	**2,190**	**(4,350)**	**196,105**
Distributable Earnings[1], prior to realized losses and impairments on real estate owned, investments, and interest rate swap	**$58,779**	**$59,006**	**$114,906**	**$121,694**
Realized losses and impairments on real estate owned and investments	(20,000)	(16,405)	(20,550)	(16,405)
Realized loss on interest rate swap	—	(53,851)	—	(53,851)
Distributable Earnings[1]	**$38,779**	**($11,250)**	**$94,356**	**$51,438**
Weighted-average diluted shares – Distributable Earnings[1]				
Weighted-average diluted shares – GAAP	170,832,186	182,083,702	170,812,544	152,735,852
Weighted-average unvested RSUs	—	—	—	2,017,080
Reversal of hypothetical conversion of the Notes	(28,533,271)	(28,533,271)	(28,533,271)	—
Weighted-average diluted shares – Distributable Earnings[1]	**142,298,915**	**153,550,431**	**142,279,273**	**154,752,932**
Distributable Earnings[1], per share, prior to realized losses and impairments on real estate owned, investments, and interest rate swap	**0.41**	**$0.38**	**$0.81**	**$0.79**
Distributable Earnings[1] per share of common stock	**0.27**	**($0.07)**	**$0.66**	**$0.33**

See footnotes on page 18

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Footnotes Distributable Earnings, formerly known as Operating Earnings, is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see page 17 for a reconciliation of GAAP net income to Distributable Earnings. Represents Distributable Earnings, prior to realized losses and impairments on real estate owned, investments, and interest rate swap per share to dividend per share for the quarter ended June 30, 2021. Represents loan assets with no asset-specific financing. Pursuant to our Term Loan B agreement, we are required to maintain a ratio of total unencumbered assets to total pari-passu indebtedness of at least 1.25:1. Unencumbered assets are comprised of unencumbered loan assets, cash and other assets. Reflects closing share price on July 23, 2021. Quarterly add-on fundings represent fundings on loans closed prior to the quarter. Year-to-date add-on fundings represent fundings on loans closed in prior years Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. Other includes transfer to real estate owned, changes in current expected credit loss allowance, foreign currency appreciations/depreciation, PIK interest, and the accretion of loan costs and fees. Book value per share of common stock is common stockholders’ equity divided by shares of common stock outstanding. Amounts and percentages may not foot due to rounding. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends. Based on loan amortized cost. Includes two subordinate risk retention interests in securitization vehicles classified as Subordinate Loans. Gross of $38.2 million of General CECL Allowance. Assumes exercise of all extension options. Amortized cost for these loans is net of the recorded Specific CECL Allowances and impairments. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. Excludes risk-rated 5 loans.